Exhibit 99.2

FOR IMMEDIATE RELEASE

SiriusXM Appoints Wayne D. Thorsen Executive Vice President and Chief Operating Officer

As the Company Sharpens Its Focus on Its Core Business, Thorsen Will Play a Critical Role in Aligning Technology, Commercial, and Strategy

NEW YORK, NY – December 10, 2024 – Sirius XM Holdings Inc. (NASDAQ: SIRI) today announced that it has appointed Wayne D. Thorsen, former Executive Vice President and Chief Business Officer of ADT Inc., to serve as SiriusXM’s Executive Vice President and Chief Operating Officer, effective December 16, 2024.

In the newly-created role of COO, Thorsen will oversee SiriusXM’s product and technology functions and be responsible for aspects of the Company’s commercial activities, business development including automotive and streaming distribution arrangements, certain consumer marketing activities such as subscriber acquisition, and corporate strategy. He will report directly to SiriusXM’s Chief Executive Officer, Jennifer Witz, and play an instrumental role in executing the Company’s updated strategic direction that was separately announced today. As the Company sharpens its focus on its core business, Thorsen will lead SiriusXM’s efforts to closely monitor the return on marketing and technology investments to drive greater operational efficiency and enhance the listener experience.

Thorsen most recently served at ADT Inc. where he led product management, engineering, business development and several other key functions. His leadership was pivotal in accelerating the Company’s growth strategy by emphasizing its strategic differentiators and innovative offerings. Thorsen led the transformation of ADT’s technology teams culminating in the launch of the ADT+ platform, which included award-winning hardware and one of the highest-rated apps in the smart home and security category. Additionally, he spearheaded the recent successful rollout of Trusted Neighbor, the flagship product on the new platform. During his tenure at ADT, he redefined the product and solution portfolio, led ADT’s key partnerships, guided their shift into AI with partnerships with Google and Sierra, and helped drive operational efficiency throughout the company. He previously held executive positions at Google Inc., a subsidiary of Alphabet Inc., Social Finance, Inc., the predecessor of SoFi Technologies, Inc., Viacom, Inc., a multinational media and entertainment company, Telefónica Digital, the digital business unit of Telefónica, a global telecommunications company and Microsoft, the multinational technology company.

“We are pleased to add Wayne to the SiriusXM team at this pivotal time for the Company,” said Jennifer Witz, Chief Executive Officer of SiriusXM. “Wayne is a seasoned leader who brings significant experience driving business development and innovation, and he is well-positioned to help guide the Company through this next chapter as we sharpen our focus on delivering meaningful results alongside greater efficiency. While at Google, where Wayne led business development for the devices and services division, Wayne was a wonderful partner for SiriusXM, and I look forward to working closely with him to drive SiriusXM forward.”

“As a long-time SiriusXM subscriber myself, I have always admired SiriusXM’s platform and its commitment to providing listeners with unmatched content. It is an honor to join this Company as it enters its next phase,” said Thorsen. “This is an important time for SiriusXM, and strong execution will be critical as the Company implements its new strategy. I’m excited to work alongside Jennifer and the rest of the SiriusXM leadership team to turn the company’s vision into results-driven, efficient action, and capture the opportunity ahead.”

The Company also disclosed today that Joseph Inzerillo has stepped down from his role as Chief Product and Technology Officer, effective immediately, to pursue other opportunities. Inzerillo spearheaded the transformation of SiriusXM’s tech platform and led the launch of the Company’s new streaming app.

About Wayne Thorsen

Thorsen served as Executive Vice President and Chief Business Officer of ADT Inc. since January 2023, where he was responsible for leading ADT’s product, engineering, innovation and business development teams. From May 2018 until January 2023, Thorsen served as Vice President, Devices and Services Business Development at Google, where he led partnerships for Nest, Pixel, Chromecast, Google Home, Fitbit, Google Labs, Google Fi, and the smart home ecosystem. Prior to that, he was Senior Vice President, Marketing and Strategic Partnerships at Social Finance, Inc. (SoFi) from 2017 to 2018. He has extensive experience in business development, strategic partnerships, product development, and marketing, including leadership roles at SoFi, Rune, Inc., Viacom, Telefónica Digital, BlueKai and Microsoft.

About Sirius XM Holdings Inc.

SiriusXM is the leading audio entertainment company in North America with a portfolio of audio businesses including its flagship subscription entertainment service SiriusXM; the ad-supported and premium music streaming services of Pandora; an expansive podcast network; and a suite of business and advertising solutions. Reaching a combined monthly audience of approximately 150 million listeners, SiriusXM offers a broad range of content for listeners everywhere they tune in with a diverse mix of live, on-demand, and curated programming across music, talk, news, and sports. For more about SiriusXM, please go to: www.siriusxm.com.

This communication contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: Risks Relating to our Business and Operations: We face substantial competition and that competition is likely to increase over time; if our efforts to attract and retain subscribers and listeners, or convert listeners into subscribers, are not successful, our business will be adversely affected; we engage in extensive marketing efforts and the continued effectiveness of those efforts is an important part of our business; we rely on third parties for the operation of our business, and the failure of third parties to perform could adversely affect our business; we are migrating our billing system and payment processing function to a new service provider; failure to successfully monetize and generate revenues from podcasts and other non-music content could adversely affect our business, operating results, and financial condition; we may not realize the benefits of acquisitions or other strategic investments and initiatives; the impact of economic conditions may adversely affect our business, operating results, and financial condition; and we may be adversely affected by the war in Ukraine. Risks Relating to our Sirius XM Business: A substantial number of our Sirius XM service subscribers periodically cancel their subscriptions and we cannot predict how successful we will be at retaining customers; our ability to profitably attract and retain subscribers to our Sirius XM service is uncertain; our business depends in part upon the auto industry; failure of our satellites would significantly damage our business; and our Sirius XM service may experience harmful interference from wireless operations. Risks Relating to our Pandora and Off-platform Business: Our Pandora ad-supported business has suffered a substantial and consistent loss of monthly active users, which may adversely affect our Pandora and Off-platform business; our Pandora and Off-platform business generates a significant portion of its revenues from advertising, and reduced spending by advertisers could harm our business; our failure to convince advertisers of the benefits of our Pandora ad-supported service could harm our business; if we are unable to maintain revenue growth from our advertising products our results of operations will be adversely affected; changes to mobile operating systems and browsers may hinder our ability to sell advertising and market our services; and if we fail to accurately predict and play music, comedy or other content that our Pandora listeners enjoy, we may fail to retain existing and attract new listeners. Risks Relating to Laws and Governmental Regulations: Privacy and data security laws and regulations may hinder our ability to market our services, sell advertising and impose legal liabilities; consumer protection laws and our failure to comply with them could damage our business; failure to comply with FCC requirements could damage our business; environmental, social and governance expectations and related reporting obligations may expose us to potential liabilities, increased costs, reputational harm, and other adverse effects; and we may face lawsuits, incur liability or suffer reputational harm as a result of content published or made available through our services. Risks Associated with Data and Cybersecurity and the Protection of Consumer Information: If we fail to protect the security of personal information about our customers, we could be subject to costly government enforcement actions and private litigation and our reputation could suffer; we use artificial intelligence in our business, and challenges with properly managing its use could result in reputational harm, competitive harm, and legal liability and adversely affect our results of operations; and interruption or failure of our information technology and communications systems could impair the delivery of our service and harm our business. Risks Associated with Certain Intellectual Property Rights: The market for music rights is changing and is subject to significant uncertainties; our Pandora services depend upon maintaining complex licenses with copyright owners, and these licenses contain onerous terms; failure to protect our intellectual property or actions by third parties to enforce their intellectual property rights could substantially harm our business and operating results; some of our services and technologies may use “open source” software, which may restrict how we use or distribute our services or require that we release the source code subject to those licenses; and rapid technological and industry changes and new entrants could adversely impact our services. Other Operational Risks: If we are unable to attract and retain qualified personnel, our business could be harmed; our facilities could be damaged by natural catastrophes or terrorist activities; the unfavorable outcome of pending or future litigation could have an adverse impact on our operations and financial condition; we may be exposed to liabilities that other entertainment service providers would not customarily be subject to; and our business and prospects depend on the strength of our brands. Risks Related to the Transactions: We may have a significant indemnity obligation to Liberty Media, which is not limited in amount or subject to any cap, if the transactions associated with the Split-Off are treated as a taxable transaction; we may determine to forgo certain transactions that might otherwise be advantageous in order to avoid the risk of incurring significant tax-related liabilities; we may not realize the potential benefits from the Transactions in the near term or at all; we have assumed and are responsible for all of the liabilities attributed to the Liberty SiriusXM Group as a result of the completion of the Transactions, and acquired the assets of Liberty Sirius XM Holdings Inc. on an “as is, where is” basis; we may be a target of securities class action and derivative lawsuits in connection with the Transactions; it may be difficult for a third party to acquire us, even if doing so may be beneficial to our stockholders; we have overlapping directors with Liberty Media, which may lead to conflicting interests; our directors and officers are protected from liability for a broad range of actions; our holding company structure could restrict access to funds of its subsidiaries that may be needed to pay third party obligations; on a standalone basis and on a consolidated basis, we have significant indebtedness, and our subsidiaries’ debt contains certain covenants that restrict its operations; and our ability to incur additional indebtedness to fund our operations could be limited, which could negatively impact its operations. Additional factors that could cause our results to differ materially from those described in the forward-looking statements can be found in the prospectus filed with the Securities and Exchange Commission (the “SEC”) on July 23, 2024, which forms part of Liberty Sirius XM Holdings Inc.’s Registration Statement on Form S-4 (File No. 333-276758) and available at the SEC's Internet site (http://www.sec.gov). The information set forth herein speaks only as of the date hereof, and we disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

Source: SiriusXM

Investor Contacts:

Hooper Stevens

212-901-6718

hooper.stevens@siriusxm.com

Natalie Candela

212-901-6672

natalie.candela@siriusxm.com

Media Contact:

Maggie Mitchell

617-797-1443

maggie.mitchell@siriusxm.com